

Citizens South Banking Corporation

KBW Community Bank Investor Conference

New York, New York

July 30, 2008

CITIZENS SOUTH

Your Bank For Life

Forward Looking Statements

Statements contained in this presentation, which are not historical facts, are forward looking statements. The Company's senior management or directors may from time to time make public forward looking statements concerning matters herein. Such forward looking statements are estimates reflecting the best judgment of senior management or the directors based on current information. A number of factors that could affect the accuracy of such forward looking statements are identified in the public filings made by the Company with the Securities and Exchange Commission on Forms 10-Q and 10-K. The Company undertakes no obligation to publicly revise any forward looking statements to reflect events and circumstances that may arise after the date hereof. There can be no assurance the such factors will not affect the accuracy of such forward looking statements.

CITIZENS SOUTH
Your Bank For Life

Overview of Presentation

- Corporate Profile
- Vision and Business Strategy
- Historical Financial Performance
- Balance Sheet / Asset Quality
- Why own Citizens South Banking Corporation stock

CITIZENS SOUTH
Your Bank For Life

Corporate Profile

- Founded in 1904
- Converted to a Mutual Holding Company in 1998
- Acquired Innes Street Financial Corporation, Salisbury , NC in 2001

Citizens South
Your Bank For Life

Corporate Profile

- Converted to a Stock Holding Company in 2001
- Acquired Trinity Bank, Monroe, NC in 2005
- Currently Operate 15 full-Service Offices in North and South Carolina

Citizens South
Your Bank For Life

Stock Information

Stock Price (07-18-08)	$ 7.85
2007 EPS Actual	$ 0.70
2008 EPS Consensus	$ 0.60
2009 EPS Consensus	$ 0.79
Book Value (06-30-08)	$10.96
Tang Book Value (06-30-08)	$ 6.88
Annual Cash Dividend	$ 0.34

CITIZENS SOUTH
Your Bank For Life

Stock Information

Price to 2007 EPS Actual	11.2x
Price to 2008 EPS Est.	13.1x
Price to 2009 EPS Est.	9.9x
Price to Book Value	71.6%
Price to Tangible BV	114.1%
Dividend Yield	4.3%

NASDAQ Global Market – CSBC

CITIZENS SOUTH
Your Bank For Life

Selected Financial Information

	06-30-08
Total Assets	$ 811,825
Gross Loans	$ 604,855
Total Deposits	$ 584,801
Total Capital	$ 82,494

Citizens South
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Selected Financial Information

	06-30-08
Net Interest Margin	2.90 %
Return on Tang. Assets	0.48 %
Return on Tang. Equity	6.81 %
Efficiency Ratio	74.51 %

CITIZENS SOUTH
Your Bank For Life

Capital Ratios

(06-30-08)

	Actual	Reg. Well Cap.	% Over Well Cap.
Tang. Capital / Tang. Assets	6.62 %	NA	NA
Tangible Capital Ratio (Bank)	8.46 %	3.00 %	282.11%
Tier 1 Capital (Bank)	8.46 %	5.00 %	169.26 %
Tier 1 Risk Based (Bank)	9.84 %	6.00 %	164.06 %
Total Risk-Based (Bank)	10.85 %	10.00%	108.45 %

The Citizens South Market Area


IREDELL COUNTY
Mooresville
Statesville
ROWAN COUNTY
Rockwell
Salisbury
GASTON COUNTY
Belmont
Dallas
Gastonia (3)
Mount Holly
Stanley
YORK COUNTY
Rock Hill
UNION COUNTY
Monroe
Stallings
Weddington
NC
SC

CITIZENS SOUTH
Your Bank For Life

Capturing the Charlotte Region

S&P/Case-Shiller Home Price Indices

Metropolitan Area	April 2008 Level	April/March Change (%)	March/February Change (%)	1-Year Change (%)
Atlanta	124.19	-0.1%	-1.3%	-7.5%
Boston	158.68	0.1%	-1.1%	-6.4%
Charlotte	131.82	0.2%	0.2%	-0.1%
Chicago	150.44	0.1%	-1.9%	-9.3%
Cleveland	109.55	2.9%	-0.4%	-6.8%
Dallas	120.41	1.1%	1.1%	-3.4%
Denver	128.49	0.8%	-0.1%	-4.7%
Detroit	93.79	-1.9%	-2.1%	-18.0%
Las Vegas	165.89	-2.0%	-4.4%	-26.8%
Los Angeles	202.52	-2.2%	-3.6%	-23.1%
Miami	200.42	-4.1%	-4.5%	-26.7%
Minneapolis	139.19	-2.2%	-2.6%	-15.5%
New York	193.93	-1.3%	-1.0%	-8.4%
Phoenix	161.33	-3.4%	-3.3%	-25.0%
Portland	174.87	0.3%	-1.0%	-4.7%
San Diego	180.57	-2.6%	-2.6%	-22.4%
San Francisco	164.63	-2.2%	-3.5%	-22.1%
Seattle	179.57	0.7%	-0.9%	-4.9%
Tampa	178.50	-2.1%	-3.4%	-20.4%
Washington	201.21	-1.0%	-2.2%	-14.8%
Composite-10	183.15	-1.6%	-2.4%	-16.3%
Composite-20	169.85	-1.4%	-2.2%	-15.3%

Source: Standard & Poor's and Fiserv

Data through April 2008

The Charlotte Observer

March 30, 2008

STATE OF OUR ECONOMY

Here's the good, the bad and the not as ugly

By Christopher D. Kirkpatrick
ckirkpatrick@charlotteobserver.com

If cities were houses, Charlotte might be the only one in the neighborhood without sick family members inside.

But like a flu epidemic, a sick national economy is hard to contain. It's contagious, economists often preach, and cause for concern.

Even so, Charlotte has remained relatively healthy, says Mark Vitner, senior economist at Wachovia Corp.

The area has been protected by steady doses of job growth in an economy that is attracting skilled professionals and young workers from other hard-hit areas, he said.

"If you look at the economies of areas where people are moving, like Charlotte, they're holding up relatively well," he said. "The negatives are not as negative. We didn't have a housing bubble."

To be sure, the local Charlotte economy has been affected by a national mortgage crisis and sputtering growth. Charlotte area home sales have fallen off, new construction is down, there have been layoffs and some corporate earnings are down.

More specific indicators speak of tougher times for some: The number of people who receive food stamps in Mecklenburg County has more than doubled since 2000. And the figure climbed steadily over last year, jumping about 6 percent in Mecklenburg. About one in 10 in the county now uses food stamps. And Mecklenburg shelters took in 13 percent more people last year than in 2006.

The Charlotte region also has Achilles' heels, such as if traffic from unchecked growth gets out of control, like Atlanta experienced. Or if secondary public education doesn't improve over time, said John Silvia, chief economist at Wachovia.

Recent evidence signals core economic health: The Charlotte area was listed last week by a respected housing index as the only major city of 20 surveyed with prices up over last year. And the U.S. Census Bureau reported Thursday the Charlotte metro area's population was the nation's seventh fastest-growing.

Bob Morgan, president of the Charlotte Chamber, met with Jeff Kane of the Federal Reserve in Charlotte. Kane said evidence shows the area is not in a recession.

"Charlotte, so far, has avoided it," Morgan said. "If the national economy has bottomed out ... perhaps we're not going to see any more pain than we've seen." — STAFF WRITER KRISTEN VALLE CONTRIBUTED TO THIS REPORT

MORE INSIDE, 2D

JOBS

The Charlotte area's unemployment rate has been creeping up, as has the national jobless rate. While rural areas in the Carolinas are hurting, big cities such as Charlotte are still adding jobs.

CONSUMER SPENDING

National figures show retail sales to be flat or falling, but local data suggest Charlotte-area residents are still spending. Some retailers, such as home-improvement stores and nurseries, have seen sales fall.

HOUSING

Charlotte's housing market turned downward after problems surfaced nationally. Unlike elsewhere, home prices here have stayed steady, though declines in sales and new construction have been sharper.

GROWTH

More people keep moving to the Charlotte region for its inexpensive cost of living and job market, and more are expected in the coming years. A growing population is one sign of a healthy economy.

STAFF PHOTO ILLUSTRATION

The Charlotte Observer

March 30, 2008

STATE OF OUR ECONOMY

JOBS | Rising rate no cause for panic

5.3%

Charlotte area's unemployment figure, January

What it shows about the Charlotte region: The Charlotte area's unemployment rate was 5.3 percent in January, up from 4.8 percent the year before – figures that have largely been in line with national unemployment statistics.

In North Carolina, rural counties are hurting the most, with unemployment rates as high as 9.7 percent. But in the state's big cities such as Charlotte, statistics show job growth is still strong.

Except for manufacturing, every major sector gained jobs over the year in North Carolina.

Mike Steinitz, the Charlotte-based district president of staffing firm Robert Half International, said employers are still telling him they're worried about finding skilled workers, meaning there are still jobs to be had. The difference now, Steinitz said, is that employers might take longer to hire people because they don't want to risk wasting resources on a bad hire.

Why it's important: When unemployment rates rise, consumer spending falls. Also, when people are concerned about getting laid off, their productivity can decrease because they're busy looking for another job or they lose their sense of loyalty toward their company.

But there's no need to panic yet over the jobs rate, even though it's up slightly. Most economists consider anything up to 5 percent to be full employment, meaning that everyone who should really have a job already does.

National figures show: For the past year, North Carolina has basically tracked the national unemployment rate, which was 5 percent in February, up from 4.5 percent a year earlier.

In that same period, the state's economy has generally been stronger than the nation's. But that also comes with a downside: It's kept North Carolina's jobless rate from decreasing because it's encouraged more job seekers to move here, said Mark Vitner, senior economist at Wachovia Corp.

What to watch: Manpower Inc. says that national hiring projections for the upcoming quarter are the weakest they've recorded in more than four years. But even that doesn't signal an upcoming surge in layoffs: According to the Manpower survey, only 9 percent of employers expect to lay off workers in the next quarter. More than a quarter expect to add to staff. — CHRISTINA REXRODE

Business diversity: Recession's anti-venom?

John Silvia, chief economist at Wachovia, credits diversity of industry for the region's economic health. Charlotte is not just a banking town but also home to high-tech manufacturing, large-scale retail and service companies. The area's nine Fortune 500 companies represent five different sectors – finance, energy, manufacturing, retail and automotive.

"We have a diversified economic base. We're not just a one-trick pony," he said.

— CHRISTOPHER D. KIRKPATRICK

The Charlotte Observer
March 30, 2008

RETAIL | Suffering only in certain segments

$14.3 billion

Mecklenburg County retail sales, 2007

What it shows about Charlotte region: Retail sales in Mecklenburg County increased 4.3 percent between 2006 and 2007, according to the N.C. Department of Revenue.

And currently available data and recent interviews indicate Charlotte-area retail is not suffering the widespread malaise found elsewhere.

That's not to say the region has escaped problems altogether. Locally, however, the pressure has so far been largely confined to specific pieces of the market – most notably, those related to housing, such as home improvement stores, nurseries and furniture stores.


VE UP TO
40%

GARY O'BRIEN – gobrien@charlotteobserver.com

Why it's important: Consumer spending drives nearly 70 percent of the U.S. economy. If consumers feel they're unable to buy things, the economy can't grow.

National figures show: While still up 2.6 percent over the year before, national retail sales fell 0.6 percent in February. Analysts had been expecting a modest gain.

Consumer confidence has also declined sharply since the beginning of the year, to a five-year low. Because shoppers are squeezed by rising food and gas prices, they're spending less on big-ticket items and increasingly looking to discount stores and warehouse clubs.

What to watch: Consumer spending in Charlotte will be closely tied to overall job growth, said Matthew Martin, an economist in the Federal Reserve Bank's Charlotte office. Recently, that's slowed here and across the country. But because Charlotte was in a better position to begin with, it has a greater buffer against economic woes.

If job growth stumbles, expect other forms of spending to slow, too, Martin said. However, he said, if the housing market can level off, the situation could improve and spending could pick up later this year. — JEN ARONOFF

The Charlotte Observer
March 30, 2008

HOUSING | Prices holding, but sales falling

1.8%

Home-price appreciation in Charlotte area, January

What it shows about Charlotte region: Prices are holding up better in Charlotte than elsewhere. But sales and construction are off more sharply than national levels.

Last week brought big news for the Charlotte area's housing market: It's the only one nationwide that showed prices up from a year ago. Charlotte's gains have been eroding, though, dropping below 2 percent in January.

A broader local measure shows prices slipped an average of about 1 percent through February for houses, townhouses and condos sold through Carolina Multiple Listing Services. The MLS figures capture virtually all existing home sales within about a 50-mile radius and roughly one-fourth of new home sales. Case-Shiller looks only at repeat sales of existing homes.


SADDLEBROOK
SOLD
HOMESITE 90
704-844-6881
T.ORTEGA GAINES – ogaines@charlotteobserver.com

Mecklenburg building permits for single-family homes, the largest part of the market, were down 51 percent through February, compared with the first two months of 2007 – a steeper drop than the national figure of 41 percent, according to federal data.

In the Charlotte MLS region, sales fell 24 percent last month compared with a year earlier – more sharply than the 19 percent drop nationwide, according to the National Association of Realtors last week.

Why it's important: Experts say the housing business accounts for at least one-fifth of the economy. Building 100 single-family houses, they say, puts 284 people to work, including carpenters, sod farmers, bankers and appliance salespeople.

National figures show: Double-digit price declines are whacking some cities in the S&P/Case-Shiller Home Price Index, which fell the most in two decades in January. Las Vegas and Miami, for instance, saw prices fall more than 19 percent. Bear in mind the index details only 20 urban areas.

What to watch: New national housing data and figures for the Charlotte market come out regularly. In this downturn, Charlotte has fared better than the nation, though it's an open question whether it will be slower to recover. — STELLA M. HOPKINS

The Charlotte Observer
March 30, 2008

GROWTH | Helping to feed region's economy

66,724

Increase in Charlotte-area population, July 2006-July 2007

What it shows about the Charlotte region: In the Charlotte metro area there are more people, more homes, more businesses, more jobs. And it keeps growing.

Mostly, that's a good thing, signaling economic health, area economists say. Especially because the population growth has been steady and diverse, said John Silvia, chief economist with Wachovia Corp.

"It's younger and older people, and many are looking for jobs," he said. "The cost of living is still relatively low and still extremely attractive."

The U.S. Census Bureau on Thursday reported the Charlotte metro area population grew by 66,724 from July 2006 to July 2007, or 4.2 percent, to a population of 1.65 million.



YALONDA M. JAMES – yjames@charlotteobserver.com

Why it's important: Growing population is a sign of a healthy economy because it shows people perceive there are jobs and opportunities. Extra population and more workers mean more lunches eaten, more cars purchased and more services bought. The financial activity feeds the region's economy.

Although too much growth can cause problems such as traffic congestion, economists say Charlotte's pace has been positive and under control.

National figures show: The Charlotte area's growth is outstripping that of most other large metro areas. Only five added more people than Charlotte's from July 2006 to July 2007.

The region was also the seventh fastest growing in the country. In the Carolinas, it was behind Raleigh-Cary (third) and Myrtle Beach-Conway (sixth).

What to watch: To sustain growth and successfully absorb it, the metro area needs to continue to create jobs. Watch for state and regional unemployment figures, and for companies and industries moving here.

Mark Vitner, Wachovia's senior economist, suggests watching the health of the airline industry. It's key to Charlotte's continued growth. The city has become an inexpensive and important jumping off point by plane for Charlotte area executives visiting their East Coast operations. — CHRISTOPHER D. KIRKPATRICK

Deposit Market Share

Counties Where Citizens South has a Branch Office
Gaston, Rowan, Iredell, & Union Counties
As of June 30, 2007

Rank	Financial Institution	Branches	Deposits	Market %
1	Wachovia Bank	26	$1,440,376	19.39%
2	Branch Banking and Trust Co.	23	$1,431,606	19.27%
3	**Citizens South Bank**	**14**	**$585,597**	**7.88%**
4	Bank of America	17	$560,219	7.54%
5	SunTrust Bank	14	$513,408	6.91%
6	Farmers and Merchants Bank	9	$379,098	5.10%
7	Fifth Third Bank (First Charter)	8	$366,465	4.93%
8	Community One Bank	11	$343,920	4.63%
9	Yadkin Valley B&T Co.	6	$250,830	3.38%
10	First Citizens B&T Co.	8	$226,012	3.04%
	All other institutions	45	$1,332,270	17.93%
Total Deposits - All CSB Counties		**181**	**$7,429,801**	**100.00%**

Source: FDIC

CITIZENS SOUTH
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Deposit Market Share

Charlotte Metropolitan Area
As of June 30, 2007

Rank	Financial Institution	Branches	Deposits	Market %
1	Wachovia Bank	84	$60,430,095	61.57%
2	Bank of America	56	$24,959,235	25.43%
3	Branch Banking and Trust	53	$3,332,095	3.40%
4	Fifth Third Bank (First Charter)	33	$2,375,450	2.42%
5	SunTrust Bank	34	$1,247,605	1.27%
6	RBC Centura Bank	17	$1,009,739	1.03%
7	First Citizens B&T Co.	30	$897,095	0.91%
8	**Citizens South Bank**	**10**	**$357,973**	**0.36%**
9	American Community Bank	10	$357,063	0.36%
10	New Dominion Bank	3	$290,909	0.30%
11	First Trust Bank	2	$262,637	0.27%
12	South Carolina B&T	6	$224,035	0.23%
13	Community One Bank	5	$175,801	0.18%
14	Bank of Granite	4	$173,946	0.18%
15	Regions Bank	4	$165,331	0.17%
	All other institutions	70	$1,884,972	1.92%
Total Deposits - Charlotte MSA		**421**	**$98,143,981**	**100.00%**

Citizens South
Your Bank For Life

Source: FDIC

Executive Management Team

	Experience	Prior Employer
• Kim S. Price *President & CEO*	26	First Nat'l Bank / FHLB
• Gary F. Hoskins *Chief Financial Officer*	21	FHLB Atlanta / OTS
• Daniel M. Boyd, IV *Chief Operating Officer*	23	Wachovia / First Gaston
• Paul L. Teem, Jr. *Chief Administrative Officer*	24	Citizens South Bank
• Michael R. Maguire *Chief Credit Officer*	27	First Union Nat'l Bank

Citizens South
Your Bank For Life

Vision and Business Strategy 2008 to 2011

Leverage Capital	Manage Capital
Grow	Manage A/L Portfolio w/ growth governors
Est. *de novo* offices	Become dominate community bank franchise in Charlotte
Pursue whole bank acquisitions	Pursue acquisitions in Charlotte Region

Vision and Business Strategy 2008 to 2011

Dividend policy	➡ Continue earnings momentum to improve dividend payout ratio
Evaluate stock repurchase program	➡ Moderate repurchases

Total Assets



11.6% CAGR
$508,961
$701,094
$743,370
$779,140
$811,825
12/31/2004
12/31/2005
12/31/2006
12/31/2007
6/30/2008
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
(In thousands)

Net Outstanding Loans


17.0% CAGR
$314,127
$468,232
$509,638
$553,812
$598,098
12/31/2004
12/31/2005
12/31/2006
12/31/2007
6/30/2008
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
(in thousands)

CITIZENS SOUTH
Your Bank For Life

Loan Portfolio Mix



Consumer
16.0%
Residential
13.0%
C&I
Commercial RE
64.2%

June 30, 2008



Consumer
22.2%
Residential
34.6%
C&I
Commercial RE
38.7%

December 31, 2003

Commercial RE Loan Portfolio

Commercial Real Estate (June 30, 2008)	Balance	% Loans	$ NPLs
Residential Construction Loans	$44,665,000	7.50%	$ 1,855,000
Commercial Construction Loans	$53,137,000	8.92%	-
Land and Lot Loans	$41,307,000	6.94%	-
Residential A & D Loans	$50,686,000	8.51%	-
Multifamily Property Loans	$13,621,000	2.29%	-
Residential 1-4 Family Rental Property	$26,297,000	4.42%	$ 136,000
Other Commercial RE Loans	$152,904,000	25.68%	$1,016,000
Total Commercial RE Loans	$382,617,000	64.26%	$3,007,000

Nonperforming Assets



0.34%
0.53%
0.42%
0.30%
0.56%
1.00%
0.75%
0.50%
0.25%
0.00%
12/31/2004
12/31/2005
12/31/2006
12/31/2007
6/30/2008

CITIZENS SOUTH
Your Bank For Life

Total Deposits


12.6% CAGR
$374,744
$517,544
$562,802
$590,765
$584,801
12/31/2004
12/31/2005
12/31/2006
12/31/2007
6/30/2008
$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
(in thousands)

CITIZENS SOUTH
Your Bank For Life

Deposit Mix



DDAs
19.5%
Time Deposits
58.6%
MMDA
Savings
2.0%

June 30, 2008



DDAs
12.8%
Time Deposits
62.4%
MMDA
Savings

December 31, 2003

Total DDAs



23.8% CAGR
$52,683
$85,488
$90,540
$101,981
$114,289
12/31/2004
12/31/2005
12/31/2006
12/31/2007
6/30/2008
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
(in thousands)

Net Interest Margin



2.98%
3.26%
3.33%
3.14%
2.89%
2.91%
12/31/2004
12/31/2005
12/31/2006
12/31/2007
Qtr 1 08
Qtr 2 08
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%

CITIZENS SOUTH
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Quarterly Operating EPS



$0.15
$0.17
$0.18
$0.18
$0.18
$0.18
$0.18
$0.18
$0.13
$0.12
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
$0.20
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00

Outstanding Shares



8,291,544
8,111,659
7,606,532
7,524,016
7,432,144
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
12/31/2004
12/31/2005
12/31/2006
12/31/2007
6/30/2008

CITIZENS SOUTH
Your Bank For Life

Why Own CSBC?

CITIZENS SOUTH
Your Bank For Life

- Dynamic Market
- Charlotte Regional Franchise
- Balance Sheet Strength
- Experienced Management Team
- Earnings Momentum of 2007 to Resume when Rates Stabilize
- Attractive Price

Thank You

We appreciate your interest in Citizens South Banking Corporation.

Citizens South
Your Bank For Life